Exhibit 99.1

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Evergy Announces Proposed Offering of Convertible Notes Due 2027

Kansas City, Mo., December 4, 2023 – Evergy, Inc. (NASDAQ: EVRG) (“Evergy” or the “Company”) today announced its intention to offer, subject to market conditions and other factors, $1,100,000,000 aggregate principal amount of its convertible notes due 2027 (the “Notes”) in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Company also expects to grant the initial purchasers of the Notes an option to purchase, within a 13-day period beginning on, and including, the initial closing date of the offering, up to an additional $200,000,000 aggregate principal amount of the Notes.

The Company intends to use the net proceeds from the offering (i) to repay the $500 million outstanding under the Company’s unsecured term loan facility due 2024, (ii) to repay a portion of its commercial paper borrowings and (iii) for general corporate purposes.

The Notes will be senior unsecured obligations of the Company. The Notes will mature on December 15, 2027, unless earlier converted or repurchased. The Notes are expected to pay interest semiannually in arrears. The Company will satisfy any conversion by paying cash up to the aggregate principal amount of the Notes to be converted and by paying or delivering, as the case may be, cash, shares of the Company’s common stock, or a combination of cash and shares of the Company’s common stock, at its election, in respect of the remainder, if any, of its conversion obligation in excess of the aggregate principal amount of the Notes being converted. Prior to September 15, 2027, the Notes may be converted at the option of the holders only upon the occurrence of specified events and during certain periods, and thereafter until the close of business on the business day immediately preceding the maturity date, the Notes may be converted at any time. The Company may not redeem the Notes prior to the maturity date. The interest rate, the initial conversion rate and the other terms of the Notes will be determined upon pricing of the offering by negotiations between the Company and the initial purchasers of the Notes.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the Notes nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Any offers of the Notes will be made only by means of a private offering memorandum. The Notes and any shares of the Company’s common stock issuable upon conversion thereof have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements. The Notes being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the private offering memorandum.

About Evergy

Evergy, a Missouri corporation, is a public utility holding company incorporated in 2017 and headquartered in Kansas City, Missouri. Evergy operates primarily through the following wholly-owned direct subsidiaries: Evergy Kansas Central, Inc., Evergy Metro, Inc., Evergy Missouri West, Inc. and Evergy Transmission Company, LLC.

Forward Looking Statements

Statements made in this press release that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements are often

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accompanied by forward-looking words such as “anticipates,” “believes,” “expects,” “estimates,” “forecasts,” “should,” “could,” “may,” “seeks,” “intends,” “proposed,” “projects,” “planned,” “target,” “outlook,” “remain confident,” “goal,” “will” or other words of similar meaning. Forward-looking statements involve risks, uncertainties and other factors that could cause actual results to differ materially from the forward-looking information.

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company is providing a number of risks, uncertainties and other factors that could cause actual results to differ from the forward-looking information. These risks, uncertainties and other factors include, but are not limited to: economic and weather conditions and any impact on sales, prices and costs; changes in business strategy or operations; the impact of federal, state and local political, legislative, judicial and regulatory actions or developments, including deregulation, re-regulation, securitization and restructuring of the electric utility industry; decisions of regulators regarding, among other things, customer rates and the prudency of operational decisions such as capital expenditures and asset retirements; changes in applicable laws, regulations, rules, principles or practices, or the interpretations thereof, governing tax, accounting and environmental matters, including air and water quality and waste management and disposal; the impact of climate change, including increased frequency and severity of significant weather events and the extent to which counterparties are willing to do business with, finance the operations of or purchase energy from us due to the fact that we operate coal-fired generation; prices and availability of electricity and natural gas in wholesale markets; market perception of the energy industry and our company; the impact of future Coronavirus (COVID-19) variants on, among other things, sales, results of operations, financial condition, liquidity and cash flows, and also on operational issues, such as supply chain issues and the availability and ability of our employees and suppliers to perform the functions that are necessary to operate our company; changes in the energy trading markets in which we participate, including retroactive repricing of transactions by regional transmission organizations and independent system operators; financial market conditions and performance, disruptions in the banking industry, including changes in interest rates and credit spreads and in availability and cost of capital and the effects on derivatives and hedges, nuclear decommissioning trust and pension plan assets and costs; impairments of long-lived assets or goodwill; credit ratings; inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of physical and cybersecurity breaches, criminal activity, terrorist attacks, acts of war and other disruptions to our facilities or information technology infrastructure or the facilities and infrastructure of third-party service providers on which we rely; impact of the Ukrainian and Middle East conflicts on the global energy market; ability to carry out marketing and sales plans; cost, availability, quality and timely provision of equipment, supplies, labor and fuel; ability to achieve generation goals and the occurrence and duration of planned and unplanned generation outages; delays and cost increases of generation, transmission, distribution or other projects; our ability to manage our transmission and distribution development plans and transmission joint ventures; the inherent risks associated with the ownership and operation of a nuclear facility, including environmental, health, safety, regulatory and financial risks; workforce risks, including those related to our ability to attract and retain qualified personnel, maintain satisfactory relationships with our labor unions and manage costs of, or changes in, wages, retirement, health care and other benefits; disruption, costs and uncertainties caused by or related to the actions of individuals or entities, such as activist shareholders or special interest groups, that seek to influence our strategic plan, financial results or operations; the impact of changing expectations and demands of our customers, regulators, investors and stakeholders, including heightened emphasis on environmental, social and governance concerns; the possibility that strategic initiatives, including mergers, acquisitions and divestitures, and long-term financial plans, may not create the value that they are expected to achieve in a timely manner or at all; difficulties in maintaining relationships with customers, employees, regulators or suppliers; and other risks and uncertainties.

This list of factors is not all-inclusive because it is not possible to predict all factors. In addition, actual results may differ materially from those contemplated in any forward-looking statement due to other risk factors discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022. In addition, investors should consider the other information contained or incorporated by reference in the offering memorandum. Any forward-looking statement speaks only as of the date such statement was made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made except as required by applicable laws or regulations.

Investor Contact:

Pete Flynn

Director, Investor Relations

Phone: 816-652-1060

Peter.Flynn@evergy.com

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Media Contact:

Gina Penzig

Manager, External Communications

Phone: 785-508-2410

Gina.Penzig@evergy.com

Media line: 888-613-0003